UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) September 29, 2006

                          NATIONAL R.V. HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                       001-12085                33-0371079
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(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
    of incorporation)                                        Identification No.)

                            3411 N. PERRIS BOULEVARD
                            PERRIS, CALIFORNIA 92571
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (951) 943-6007
                                                           ---------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.  OTHER EVENTS

National R.V. Holdings, Inc. (the "Company") is hereby filing as Exhibit 99.1 to this Form 8-K a letter the Company has sent to its dealers and other vendors.

ITEM 9.01(C).  FINANCIAL STATEMENTS AND EXHIBITS

99.1     Letter of the Company dated September 29, 2006.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                      NATIONAL R.V. HOLDINGS, INC.



                                      By:           /s/ Thomas J. Martini
                                          --------------------------------
                                                   Thomas J. Martini
                                                  Chief Financial Officer



Date:  October 3, 2006





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